Exhibit 99.1

December 11, 2018 Berkshire Hills Bancorp, Inc. announces acquisition of SI Financial Group, Inc. 1

Strategic & Financial Rationale

BHLB LISTED NYSE

Strategically Attractive	• Opportunistic contiguous market transaction
	• Bolsters deposit profile with SIFI's attractive deposit franchise
	  • Enhances deposit funding profile with $1.3 billion of lower cost deposits in stable markets
	  • Strong market presence with 50% of SIFI's deposits coming from towns in which they hold the #1 market share
	• Compatible cultures with similar customer focus, strong service and community orientation

Financially Appealing	• Disciplined transaction pricing with attractive pro forma financial impact metrics
	  • Price/ Tangible book value: 118%, Price/ (2019 earnings + cost saves): 9.1x, 2.6% core deposit premium
	• ~5% EPS accretion in 2020[1]; with less than 3.0 year earnback on 2.4% TBV dilution
	  • Accretive to ROAA, ROAE and ROATCE
	• 15%+ Internal Rate of Return
	• Conservative transaction assumptions and appropriate balance sheet marks based on extensive due diligence

Conservative Risk Profile	• Negotiated contiguous market transaction adds scale in Northeast footprint • BHLB's familiarity with and experience in SIFI's core markets mitigates execution risks • BHLB has a proven track record of successful merger integrations

(1) First full year of cost savings

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Strengthening BHLB’s Northeast Profile 3 Market Cap Assets $1.6B $13.6B Deposits $10.0B $532M Loans ROE (1) $10.2B 9.0% ROAA (1) ROATCE (1) 1.13% 13.6% Pro Forma Highlights Revenue (LQA) (1) Projected for 2020, including merger adjustments, based on a combination of BHLB analyst consensus and internal modeling

• Established in 1842, SI Financial Group, Inc. is the bank holding company of Savings Institute Bank and Trust Company, a $1.6 billion asset community bank • 175+ years of community banking experience with deep ties in markets served • 23 branches located in Eastern Connecticut and Rhode Island offering a full range of financial services to individuals, businesses and municipalities throughout its footprint • Commercially focused institution with a diverse loan portfolio and an attractive deposit franchise in stable markets • Deep bench of highly experienced management team and relationship managers with local knowledge and strong customer relationships SI Financial Group, Inc. Overview 4 Branch Footprint Company Overview Financial Highlights (2018Q3) SIFI Branches Note: Financial data as of quarter ended 9/30/2018; Source S&P Market Intelligence (1) Based on net interest income and non - interest income (2) Based on non - interest expense (3) Capital ratio based on bank level regulatory data; NPA/Assets based on SIFI disclosures Balance Sheet Performance Metrics Total Assets $1,607M LQA Revenue (1) $58M Total Loans $1,291M LQA Expenses (2) $40M Total Deposits $1,250M Nonint Inc./ Op Rev. 20.3% Loans/ Deposits 103.2% ROAA 0.68% Capitalization Asset Quality TCE/ TA 9.65% NPAs/Assets (3) 0.56% Total Capital Ratio (3) 14.27% LQA NCOs / Avg Loans 0.01%

Loan Composition Deposit Composition Complementary Balance Sheet Profiles Note: Financial data as of quarter ended 9/30/2018; Source: S&P Market Intelligence (1) Residential Mortgage includes 1 - 4 family and multi family loans (2) Includes jumbo and retail time deposits 5 MRQ Yield on Loans: 4.71% CRE Concentration: 240% MRQ Yield on Loans: 4.20% CRE Concentration: 288% MRQ Yield on Loans: 4.65% CRE Concentration: 250% MRQ Cost of Deposits: 0.97% Loans / Deposits: 101.6% MRQ Cost of Deposits: 0.82% Loans / Deposits: 103.2% MRQ Cost of Deposits: 0.95% Loans / Deposits: 101.8% Total Loans $10.2B Combined Total Deposits $8.8B Total Loans $1.3B Total Loans $8.9B Total Deposits $1.3B Total Deposits $10.0B Residential Mortgage(1) 28% CRE 34% C&I 21% C&D 4% Consumer 13% Residential Mortgage(1) 38% CRE 34% C&I 21% C&D 3% Consumer 4% Residential Mortgage(1) 29% CRE 34% C&I 21% C&D 4% Consumer 12% Transaction 28% Savings & MMDA 36% Total Time(2) 36% Transaction 45% Savings & MMDA 16% Total Time(2) 39% Transaction 30% Savings & MMDA 34% Total Time(2) 36%

Transaction Summary

BHLB LISTED NYSE

Merger Partner	• SI Financial Group, Inc. (NASDAQ: SIFI)
Consideration Structure[1]	• Fixed exchange ratio: 0.48 shares of BHLB for each outstanding SIFI share, 5.7 million BHLB shares to be issued • Deal price per share: $15.00 • Deal value: $180 million • Consideration: 100% stock
Pro forma Ownership	• 89% BHLB / 11% SIFI
Transaction Pricing	• Price / 2019 earnings: 17.1x • Price / (2019 earnings + fully phased-in cost saves): 9.1x • Price / Tangible book value: 118%
Transaction Approvals and Closing	• Transaction has been unanimously approved by the Boards of Directors of both BHLB and SIFI • Subject to customary regulatory approvals and SIFI shareholder approval • Targeted close: 2Q 2019
Board Representation and Management	• SIFI President & CEO, Rheo Brouillard, will receive a Board of Directors seat effective as of the completion of the transaction

(1) Based on $31.24 closing price of BHLB common on 12/10/18. As of 12/10/18, SIFI had 12,033,611 shares outstanding. Pro forma SIFI shares at closing are 11,871,490, including adjustments for 162,121 shares to extinguish SIFI ESOP debt. Deal value includes $1.7 million estimated cost of SIFI outstanding options, which will be rolled into BHLB options. Merger agreement dated 12/11/18.

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Transaction Assumptions

BHLB LISTED NYSE

Key Assumptions	
Options Treatment	• SIFI options will become fully vested and converted into BHLB options at closing
Cost Savings	• Expected to be approximately \$12.5 million pre-tax or 30% of SIFI's estimated 2019 expense • 100% of cost saves phased-in by year-end 2019
Credit Review & Mark	• Extensive credit due diligence, including thorough loan file review • Detailed review of ~80% of outstanding commercial loans, 100% of criticized loans • ~\$26 million gross loan credit mark (2.0% of loans), or ~\$12 million net of reserves
Merger & Integration Costs	• \$29 million one-time pre-tax transaction costs; \$23 million after tax
Other Adjustments	• ~\$19 million core deposit intangible or 2.5% amortized over 10 years straight line • ~\$30 million all other purchase accounting net charges before tax (primarily loan interest rate discount) • Annual pre-tax net income reduction of \$1.7 million related to Durbin Amendment

Note: All adjustments are pre-tax, unless otherwise stated; assumed marginal tax rate of 27%

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Estimated Pro Forma Impact Impact to Key Financial Metrics (1) 2019 EPS Accretion (2) ~1% or $0.04 2020 EPS Accretion ~5% or $0.14 2020 ROA Accretion 4 bps 2020 ROE Accretion 52 bps 2020 ROTCE Accretion 79 bps Tangible Book Value Dilution (3) ~(2.4%) or $0.53 per share ( Tangible Book Value Earnback (Cross - over) Less than 3.0 years Pro Forma TCE/TA (3) 8.2% 8 Source: Company filings, S&P Market Intelligence 1) Estimated financial impact is presented solely for illustrative purposes using mean analyst estimates for BHLB and company es tim ates for SIFI as well as data subsequent to 2020 for BHLB 2) Calculation excludes $29 million one - time transaction costs (pre - tax) 3) Estimated impact projected at 6/30/2019 is presented solely for illustrative purposes. Includes purchase accounting marks an d t ransaction costs

2011 2012 2013 2014 2015 2016 2017 2018 Acquired Rome Bancorp, Inc. 4/1/2011 Assets: $330MM NY Acquired Legacy Bancorp, Inc. 7/21/2011 Assets: $972MM MA Acquired Greenpark Mortgage Corporation 4/30/2012 Assets: $48MM MA/Northeast Acquired Connecticut Bank and Trust Company 4/20/2012 Assets: $283MM CT Acquired 20 branches from Bank of America 1/17/2014 Deposits: $440MM NY Acquired Beacon Federal Bancorp, Inc. 10/19/2012 Assets: $1,024MM NY Acquired Firestone Financial Corporation 8/7/2015 Assets: $192MM MA/Nat’l Acquired 44 Business Capital, LLC 4/29/2016 Assets: $40MM PA/Mid - Atlantic Acquired First Choice Bank & First Choice Loan Services 12/6/2016 Assets: $1,100MM NJ Acquired Hampden Bancorp, Inc. 4/17/2015 Assets: $706MM MA » Successful acquisition and integration is a core competency ◦ Since 2005: 10 whole banks, 3 specialty finance companies, 6 insurance agencies, & 1 branch deal Announced acquisition of SI Financial Group, Inc. 12/11/18 Assets: $1,607MM CT History of Successful Acquisitions Note: Only includes significant acquisitions since 2011 9 Acquired Commerce Bancshares Corp. 10/13/2017 Assets: $2,219MM MA

Appendix 10

Comparable Deals 11 (1) New England and Mid - Atlantic B&T Transactions announced since 2015 with Target Assets between $1.0 billion - $3.5 billion and LT M ROAA between 0.25% - 1.00% BHLB/ Comparable Transactions (1) SIFI Median P/ TBV 118% 164% P/ LTM Core EPS 17.2x 21.4x Core Deposit Premium 2.6% 11.0%

This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements include, but are not limited to, statements about (1) the benefits of the merger between Berkshire and SIFI, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the merger ; (2) Berkshire and SIFI’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts ; and (3) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning . Forward - looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements . The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward - looking statements : the businesses of Berkshire and SIFI may not be combined successfully, or such combination may take longer than expected ; the cost savings from the merger may not be fully realized or may take longer than expected ; operating costs, customer loss and business disruption following the merger may be greater than expected ; governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger or otherwise ; the stockholders of SIFI may fail to approve the merger ; credit and interest rate risks associated with Berkshire’s and SIFI’s respective businesses ; and difficulties associated with achieving expected future financial results . Additional factors that could cause actual results to differ materially from those expressed in the forward - looking statements are discussed in Berkshire’s and SIFI’s reports (such as the Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the SEC and available at the SEC’s Internet website (www . sec . gov) . All subsequent written and oral forward - looking statements concerning the proposed transaction or other matters attributable to Berkshire or SIFI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . Except as required by law, Berkshire and SIFI do not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statement is made . 12 Forward Looking Statements Disclaimer

Additional Disclaimers 13 ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is being made in respect of the proposed merger between Berkshire and SIFI . This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval . In connection with the proposed merger, Berkshire will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S - 4 that will include a Proxy Statement of SIFI and a Prospectus of Berkshire, as well as other relevant documents concerning the proposed merger . Before making any voting or investment decision, investors and security holders of SIFI and Berkshire are urged to carefully read the entire registration statement and Proxy Statement/Prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction . A free copy of the Registration Statement and Proxy Statement/Prospectus, as well as other filings containing information about Berkshire and SIFI, when they become available, may be obtained at the SEC's Internet site (www . sec . gov) . Copies of documents filed by Berkshire with the SEC may also be obtained, free of charge, from Berkshire's website at ir . berkshirebank . com or by contacting Erin Duggan at 413 - 236 - 3773 . Copies of the documents filed by SIFI with the SEC may also be obtained, free of charge, from SIFI’s website at www . mysifi . com or by contacting Rheo Brouillard at 860 - 456 - 6540 . PARTICIPANTS IN SOLICITATION Berkshire and SIFI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SIFI in connection with the proposed merger . Information about the directors and executive officers of Berkshire is set forth in the proxy statement for Berkshire's 2018 annual meeting of stockholders, as filed with the SEC on a Schedule 14 A on April 6 , 2018 . Information about the directors and executive officers of SIFI is set forth in the proxy statement for SIFI's 2018 annual meeting of stockholders, as filed with the SEC on a Schedule 14 A on March 29 , 2018 . Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed merger to be filed with the SEC (when they become available) . Free copies of these documents may be obtained as described in the preceding paragraph .